UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

SKYLINE CHAMPION CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	001-04714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 West Big Beaver Road, Suite 1000
Troy, Michigan		48084
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 614-8211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SKY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on October 13, 2023 (the “Closing Date”) of the transactions contemplated by that certain Securities Purchase Agreement, dated as of August 25, 2023 (the “Purchase Agreement”), by and among Skyline Champion Corporation, an Indiana corporation (“Skyline Champion”), Champion Home Builders, Inc., a Delaware corporation and subsidiary of Skyline Champion (“CHB”), Champion Retail Housing, Inc., a Delaware corporation and subsidiary of Skyline Champion (“CRH” and together with CHB, “Buyers”), Regional Holdings Corporation, a Mississippi corporation (“Regional”), Regional Underwriters, Inc., a Saint Kitts and Nevis corporation (“Regional Underwriters”), Heath Jenkins, as beneficial owner of the outstanding equity interests of Regional (collectively, with Regional and the Regional Underwriters, the “Sellers”), Dana Jenkins, as beneficial owner of the outstanding equity interests of Helicon Insurance, LLC, and party thereto solely with respect to the sale of Helicon Insurance, LLC (“Dana Jenkins”), and Heath Jenkins, solely in his capacity as the representative of the Sellers (the “Sellers’ Representative”). Pursuant to the terms of the Purchase Agreement, on the Closing Date, Buyers acquired all of the outstanding equity interests in Regional Enterprises, LLC and related companies (collectively, “Regional Homes,” each being a “Regional Home Company”) from the Sellers and Dana Jenkins (collectively, the “Transaction”).

On the Closing Date, Skyline, through Buyers, paid to Sellers approximately $313,000,000, net of cash acquired, plus assumed debt, primarily related to inventory floor plan liabilities, of $93,000,000. In addition, the Company issued 379,248 shares of common stock in Skyline Champion, par value $0.0277 per share (the “Skyline Common Stock”), equal to $25,000,000 in cash, to Sellers. The transaction is subject to an earnout provision as well as customary net working capital adjustments. The Company also issued 75,850 shares of Skyline Common Stock, equal to $5,000,000 in cash, to Dana Jenkins (the “D. Jenkins Stock Consideration”) for Helicon Insurance, LLC. For each of Sellers and Dana Jenkins, the number of shares of Skyline Common Stock was calculated by dividing the cash equivalent of the Stock Consideration and the D. Jenkins Stock Consideration by the volume weighted average price per share of Skyline Champion Common Stock on the New York Stock Exchange for the thirty consecutive trading days immediately preceding the Closing Date. The Skyline Champion Common Stock was issued to the Sellers and Dana Jenkins in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act (the “Private Placement”).

In addition, certain sales proceeds were deposited with U.S. Bank, N.A. (the “Escrow Agent”) on the Closing Date for the purposes of satisfying any additional post-closing purchase price adjustments owed by the Sellers to Buyers and as security for the Sellers’ indemnification obligations to Buyers and will be released in accordance with the terms and conditions set forth in the Purchase Agreement. As previously disclosed, the Sellers are entitled to all shareholder rights with respect to the Stock Consideration, including, but not limited to, dividends and voting rights, while the Stock Consideration is held in escrow.

Skyline Champion funded the Transaction with cash on hand and 455,098 shares of Skyline Common Stock, as stated above.

Assumed Indebtedness:

On the Closing Date, approximately $93,000,000 of the purchase price was paid by Buyers in the form of assumed indebtedness, pursuant to which Buyers and Skyline Champion agreed to act as guarantors for certain of Regional Homes’ payment obligations under certain promissory notes issued by Regional Homes in favor of the lenders named therein.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Purchase Agreement Amendment

On the Closing Date, in connection with the consummation of the Transaction contemplated by the Purchase Agreement, the parties thereto entered into that certain Amendment No. 1 to Securities Purchase Agreement and Company Disclosure Schedule, dated as of October 13, 2023 (the “Purchase Agreement Amendment”), which amends the Purchase Agreement to, among other things, include Impact Software, LLC as a Regional Home Company and provide for the entry between Buyers and Helicon Technology, LLC into that certain Transition Services Agreement (as detailed below).

Restrictive Covenant Agreement

On the Closing Date, Skyline Champion, Buyers and certain of Sellers’ affiliates (the “Restricted Parties”) entered into that certain Restrictive Covenant Agreement, dated as of October 13, 2023, pursuant to which the Restricted Parties agreed to refrain from competing with, and soliciting service providers to and customers of, Regional Homes for the five years immediately following the Closing Date in order to protect Regional Homes’ business interests and goodwill.

Release Agreement

On the Closing Date, the Sellers and Dana Jenkins entered into that certain Release Agreement, dated as of October 13, 2023 (the “Release Agreement”), pursuant to which the Sellers and Dana Jenkins released any and all claims arising prior to the Closing against Skyline Champion, Buyers and Regional Homes, including, but not limited to, claims arising out of or relating to the Purchase Agreement.

Restricted Stock Agreement

On the Closing Date, Skyline Champion, Sellers and Dana Jenkins entered into that certain Restricted Stock Agreement, dated as of October 13, 2023 (the “Restricted Stock Agreement”), pursuant to which the parties agreed to be bound by the terms and conditions set forth therein in connection with any transfer of the Skyline Common Stock issued to them in the Private Placement (collectively with any new, substituted or additional securities that may be received in replacement of the Skyline Common Stock, the “Shares”). The Restricted Stock Agreement contains customary representations and warranties from each of the parties, including, among others, that Sellers and Dana Jenkins (together, the “Recipients”) are “accredited investors” within the meaning of Regulation D adopted under the Securities Act.

The Shares are “restricted securities” within the meaning of Regulation D and Rule 144 under the Securities Act and will be subject to certain restrictions, including, but not limited to, (i) a six-month holding period after issuance of the Shares, (ii) limitations on the number of Shares that can be sold in any three-month period by an affiliate of Skyline Champion, (iii) limitations on the encumbrances or liens that may be placed on the Shares within six months following the issuance of the Shares, (iv) compliance with any stock ownership or holding guidelines that may be adopted by Skyline Champion and may be in effect with respect to directors, officers or employees of Skyline Champion, and (v) in the case of Heath Jenkins, compliance with the terms and conditions set forth in Skyline Champion’s Insider Trading Policy. In addition, the Restricted Stock Agreement provides for certain vesting periods, subject to certain exceptions, such that (a) no Recipient may transfer any Shares until the first anniversary of the Closing, (b) from the first anniversary of the Closing to the second anniversary, a Recipient may transfer one-third of the Shares that such Recipient owned beneficially on the first anniversary, (c) from the second anniversary of the Closing to the third anniversary, a Recipient may transfer all but one-third of the Shares that such Recipient owned beneficially on the first anniversary, and (d) from and after the third anniversary, a Recipient may transfer any and all other Shares.

The Restricted Stock Agreement will not obligate Skyline Champion to register the Shares under the Securities Act. That said, Skyline Champion has agreed in the Restricted Stock Agreement to make all information publicly available as required by Rule 144 of the Securities Act and other applicable regulations such that the Recipients may resell the Shares to the public without registration.

The foregoing description of each of the Purchase Agreement Amendment, Restrictive Covenant Agreement, Release Agreement and Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the text of each document, a copy of which is attached hereto as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Additional information and details regarding the Transaction were previously disclosed in Item 1.01 of that certain Current Report on Form 8-K filed on August 30, 2023, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, Skyline Champion, through Buyers, assumed indebtedness of approximately $93,000,000 under certain loan agreements. Additional available borrowing capacity under the assumed loan agreements totaled $132,000,000 as of the Closing date. In particular, (i) CRH became the guarantor under the loan agreement with Regional Enterprises, LLC and Triad Financial Services, Inc., with available credit of $75,000,000 (the “Triad Guaranty”), and (ii) Skyline Champion and CHB became the guarantors under the loan agreement with Regional Enterprises, LLC and Northpoint Commercial Finance LLC, with available credit of $45,000,000 (the

“Northpoint Guaranty”). The full text of the Triad Guaranty, the Northpoint Guaranty, and the underlying loan documents will be filed as Exhibits to Skyline Champion’s Annual Report on Form 10-K for the current fiscal year.

Champion Home Builders, Inc. is a party to a joint venture agreement with Triad Financial Services, Inc. Additional information and details regarding the joint venture were previously disclosed in Item 1.01 of that certain Current Report on Form 8-K filed on September 28, 2023, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by this item, the information set forth in the Introductory Note and contained under the caption “Restricted Stock Agreement” in Item 1.01 of this Current Report on Form 8-K concerning the Private Placement is incorporated herein by reference. The offers and sales that constitute the Private Placement have been and will be undertaken in reliance upon Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, the board of directors of Skyline Champion appointed Heath Jenkins as President, Retail Operations, of Skyline Champion, effective as of the Closing Date. Prior to his appointment, Heath Jenkins was the beneficial owner of Regional Enterprises, LLC, which became an indirect subsidiary of Skyline Champion upon the consummation of the Transaction.

In connection with the issuance of the Skyline Common Stock pursuant to the Private Placement, Heath Jenkins also became the indirect beneficial owner of (i) the Stock Consideration, as chief executive officer and controlling shareholder of Regional Holdings Corporation, which in turn was the former majority equityholder of the Regional Home Companies and record holder of the Stock Consideration issued on the Closing Date, and (ii) the D. Jenkins Stock Consideration, as the spouse of Dana Jenkins.

Heath Jenkins, age 42, founded Regional Enterprises, LLC in 2005 and served as the Chief Executive Officer from inception until the closing of the Transaction.

Item 8.01 Other Events.

On the Closing Date, Skyline Champion and Regional Homes issued a joint press release announcing the completion of the transactions contemplated by the Purchase Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including certain statements regarding Skyline Champion’s strategic initiatives, and future market demand are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of words such as "believe," "expect," "future," "anticipate," "intend," "plan," "foresee," "may," "could," "should," "will," "potential," "continue," or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Skyline Champion. Skyline Champion cautions investors that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include regional, national and international economic, financial, public health and labor conditions, and the following: supply-related issues, including prices and availability of materials; labor-related issues; inflationary pressures in the North American economy; the cyclicality and seasonality of the housing industry and its sensitivity to changes in general economic or other business conditions; demand fluctuations in the housing industry, including as a result of actual or anticipated increases in homeowner borrowing rates; the possible unavailability of additional capital when needed; competition and competitive pressures; changes in consumer preferences for Skyline Champion’s products or Skyline Champion’s failure to gauge those preferences; quality problems, including the quality of parts sourced from suppliers and related liability and reputational issues; data security breaches, cybersecurity attacks, and other information technology disruptions; the potential disruption of operations caused by the conversion to new information systems; the extensive regulation affecting the production and sale of factory-built housing and the effects of possible changes in laws with which Skyline Champion must comply; the potential impact of natural disasters on sales and raw material costs; the risks associated with mergers and acquisitions, including integration of operations and information systems; periodic inventory adjustments by, and changes to relationships with, independent retailers; changes in interest and foreign exchange rates; insurance coverage and cost issues; the possibility that all or part of Skyline Champion’s intangible assets, including goodwill, might become impaired; the possibility that Skyline Champion’s risk management practices may leave Skyline Champion exposed to unidentified or unanticipated risks; the potential disruption to Skyline Champion’s business caused by public health issues, such as an epidemic or pandemic, and resulting government actions; and other risks set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section, and other sections, as applicable, in Skyline Champion’s Annual Reports on Form 10-K, including Skyline Champion’s Annual Report on Form 10-K for the fiscal year ended April 1, 2023 previously filed with the SEC, as well as in Skyline Champion’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with or furnished to the SEC.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, then the developments and future events concerning Skyline Champion set forth in this Current Report on Form 8-K may differ materially from those expressed or implied by these forward-looking statements. Investors are cautioned not to place undue reliance on these statements, which speak only as of the date of this Current Report on Form 8-K. Skyline Champion anticipates that subsequent events and developments will cause Skyline Champion’s expectations and beliefs to change. Skyline Champion assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

a)	Financial statements of the businesses acquired

To the extent required by this item, historical financial statements for the Transaction will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this report is due.

b)	Pro forma financial information

To the extent required by this item, pro forma financial information relating to the Transaction will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this report is due.

d)	Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description
2.1

Amendment No. 1 to Securities Purchase Agreement and Company Disclosure Schedule, dated as of October 13, 2023, among Skyline Champion Corporation, Champion Retail Housing, Inc., Champion Home Builders, Inc., Regional Holdings Corporation, Heath Jenkins, Regional Underwriters, Inc., Dana Jenkins (for the limited purposes set forth herein), and Heath Jenkins as the Sellers’ Representative

10.1	Restrictive Covenant Agreement, dated as of October 13, 2023, among Skyline Champion Corporation, Champion Retail Housing, Inc., Champion Home Builders, Inc. and the Restricted Parties named therein.
10.2	General Release, dated as of October 13, 2023, among Regional Holdings Corporation, Regional Underwriters, Inc., Heath Jenkins and Dana Jenkins.
10.3	Restricted Stock Agreement, dated as of October 13, 2023, among Skyline Champion Corporation, Dana Jenkins and Regional Holdings Corporation
99.1	Press Release, dated October 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Champion Corporation

Date:	October 19, 2023	By:	/s/ Robert Spence
Robert Spence Senior Vice President, General Counsel and Secretary